Exhibit 99.1

Filed by NetLogic Microsystems, Inc.

Pursuant to Rule 14a-12 Under the

Securities Exchange Act of 1934

Commission File No. 000-50838

Dear NetLogic Employees:

The Broadcom integration planning process is well underway and I wanted to provide an update on key activities.

As of today we have made the initial required filings to obtain regulatory clearance. Three separate filings were necessary. In the U.S., Broadcom and NetLogic completed the HSR (Hart-Scott-Rodino) antitrust filings September 19 and 20. Additional required filings were made in China on October 10 and in Taiwan on October 11. NetLogic has also filed a preliminary proxy statement with the SEC. We are continuing to make progress toward closing and will keep you apprised as we hit key milestones.

Working with Broadcom, we have also established two essential integration teams to spearhead the planning required to bring our companies together – an Integration Steering Committee and an Integration Functional Team – both include members from both companies. Teams are noted below.

Our guiding principle for the integration is to ensure a smooth transition for employees. With this in mind, we anticipate employee confirmation letters from Broadcom the week of October 31. Our goal is to communicate often so you have the most up-to-date information. Please continue to visit integration site on the intranet (http://intranet/) for ongoing updates to the FAQ including detail on benefits, HR, etc.

I need your support as we continue to be laser focused on sustaining strong product and business momentum and managing customer relationships to ensure no interruptions in development. We must do this while also managing the necessary work to integrate systems and processes so we are prepared for Change of Control (CIC) and Go Live. Our efforts will culminate with a full project plan with Broadcom that delivers a seamless integration program over the next 6 to 12 months. As we have previously said, we expect the acquisition to be complete in the first half of 2012.

The integration teams include:

INTEGRATION STEERING COMMITTEE

Broadcom	NetLogic Microsystems
Rajiv Ramaswami, Exec Leader	Ron Jankov, Exec Leader

Eric Brandt, Finance	Mike Tate, Finance/Legal

Terri Timberman, HR

Neil Kim, Engineering

Ken Venner, Operations

INTEGRATION FUNCTIONAL TEAM

Broadcom	NetLogic Microsystems
Cindy Fiorillo, Team Leader	Mike Tate, Team Leader Mike Sullivan, Co-Team Leader

John Lenell, R&D and Marketing	Dimitrios Dimitrelis, KBP/PLP Engineering Nazar Zaidi, CPS Engineering

Pieter Vorenkamp, Ops & Central Engineering	Mo Maghsoudnia, Ops Dimitrios Dimitrelis, Central Engineering Nazar Zaidi, Central Engineering

Dan Baines, Sales	Marcia Zander, Sales

Dave Dalesandro, IT	Abe Korgav, IT

Steve Robinson, Corporate Service	Abe Korgav, Corporate Services

Rochelle Matson, HR	Paula Ewanich, HR

DeAnn Work, Legal	Roland Cortes, Legal

Ron Ashpes, Finance	Mike Sullivan, Finance

Stay tuned for more news on Broadcom and NetLogic in the coming weeks. Please feel free to reach out to myself, Mike Tate, or any of the integration leads with questions.

Ron

Cautions Regarding Forward-Looking Statements

All statements included as exhibits or incorporated by reference in this Current Report on Form 8-K (including the exhibits thereto), other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Examples of such forward looking statements include, but are not limited to, the expected closing date of the transaction, the potential benefits of the transaction, any statements of plans, strategies and objectives, and any statements of expectation or belief. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These factors include, but are not limited to, the following: the possibility that the acquisition of NetLogic Microsystems by Broadcom may not be completed; regulatory approvals that might be required for the acquisition might not be obtained on the terms expected and obtaining any such approvals or any other necessary regulatory reviews may not occur on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing and completion of the acquisition; as well as other factors concerning NetLogic Microsystems (which may be applicable to the combined company following the transaction) discussed in “Risk Factors” under Item 1A. of NetLogic Microsystems’ Annual Report on Form 10-K for the most recently ended fiscal year and its other filings from time to time with the SEC, which are available at http://www.sec.gov. All forward-looking statements in this release are qualified in their entirety by this cautionary statement, and no person undertakes any obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this report.

Additional information about the Merger and Where to Find It

In connection with the proposed transaction, NetLogic Microsystems filed a preliminary proxy statement regarding the transaction with the SEC on October 5, 2011. NetLogic Microsystems intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of NetLogic Microsystems are urged to read the definitive proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents to be filed by NetLogic Microsystems with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from NetLogic Microsystems’ website at www.netlogicmicro.com or by contacting NetLogic Microsystems Investor Relations at: investors@netlogicmicro.com. Investors and security holders of NetLogic Microsystems are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

NetLogic Microsystems and Broadcom and each of their respective executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from NetLogic Microsystems’s stockholders in favor of the proposed transaction. A list of the names of NetLogic Microsystems’s executive officers and directors and a description of their respective interests in NetLogic Microsystems are set forth in NetLogic Microsystems’s annual report on Form 10-K for the fiscal year ended December 31, 2010, the proxy statement for NetLogic Microsystems’s 2011 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Certain executive officers and directors of NetLogic Microsystems have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction are described in the preliminary proxy statement relating to the merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom’s executive officers and directors by reading Broadcom’s proxy statement for its 2011 Annual Meeting of Shareholders.